SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  /X/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/      Preliminary Proxy Statement        / /   Confidential, for Use of the
/ /      Definitive Proxy Statement               Commission Only (as permitted)
/ / Soliciting Material Pursuant to Section by Rule 14a-6(e)(2)) 240.14a-11(c) or Section 240.14a-12

                              Kavilco Incorporated
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

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        (2)      Aggregate number of securities to which transaction applies:

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        (3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)      Proposed maximum aggregate value of transaction:

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        (5)      Total fee paid:

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/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:

                 ---------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement No.:

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        (3)      Filing Party:

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        (4)      Date Filed:

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
October 1997


Dear Shareholder:

Enclosed is the notice for the Twenty-fourth Annual Meeting of Shareholders of Kavilco Incorporated being held on November 1, 1997. Also enclosed are a proxy card and a postage paid envelope for your convenience in returning your vote.

Along with this information, we have enclosed a copy of the most recent audited financial statements for the period ended December 31, 1996.

The meeting will be at the Westmark Cape Fox Lodge, Ketchikan, Alaska, beginning at 1:00 p.m. You are cordially invited to attend.

The purpose for this Twenty-fourth Annual Meeting is the elections of three directors for a three year term expiring in 2000, or until their successors are elected and qualified; and to vote on the independent public accountants of the Corporation.

The bylaws of the Corporation state that persons holding at least a majority of the total number of shares of outstanding common stock entitled to vote, must be present either in person or by proxy to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

All Shareholders should complete and mail their proxy even if they plan to attend the meeting. If for some reason you are unable to attend the meeting, your proxy can be voted.

The enclosed proxy provides you two options for voting. The first option authorizes Rosemarie Trambitas, Ramona Hamar, or Jeane Breinig, a majority of them or any of them acting alone without others, to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were present. The second option you would specifically direct how you want your shares voted.

Pursuant to Section 14(c) of the Securities and Exchange Act of 1934, any proxy and accompanying materials solicited must first be submitted to the Securities and Exchange Commission for review.

Management does no know of any other matters requiring action at the meeting other than the election of directors.

The other members of the Board of Directors and I encourage you to take an interest in the affairs of Kavilco Incorporated. We urge you to attend the Annual Meeting if possible, and to vote, either in person or by proxy.

Sincerely,
/s/  Louis A. Thompson
----------------------
Louis A. Thompson
President/Chief Executive Officer

                    K A V I L C O    I N C O R P O R A T E D

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Twenty-fourth Annual Meeting of the Shareholders of KAVILCO INCORPORATED being held at the Westmark Cape Fox Lodge, 800 Venetia Avenue, Ketchikan, Alaska on November 1, 1997.

Registration will begin at 11:00 a.m. and end at 12:00 noon.

The meeting will begin at 1:00 p.m.

The meeting is for the following purposes:

1. To elect three (3) directors of the corporation in the first class.

2. To approve independent public accountants.

3. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only the Shareholders of record, at the close of business on October 1, 1997, are entitled to vote at this meeting. The stock transfer records of the Corporation closed on that date.

Shareholders should promptly complete, sign and return the enclosed proxy in the enclosed postage paid envelope.

All Shareholders should complete and return the enclosed proxy card even if they plan to attend the meeting. If you do attend the meeting and wish to vote in person, you may do so even though you have previously signed and mailed a proxy.

The following are the current directors up for re-election: John Campbell, Kenneth Gordon, and Louis Jones, Sr.

                                           By Order of the Board of Directors of
                                           Kavilco Incorporated

                                           /s/  John Campbell
                                              ----------------------------------
                                           John Campbell
                                           Secretary

                              KAVILCO INCORPORATED
                                 PROXY STATEMENT

This proxy statement furnished accompanying the solicitation of proxies by the Board of Directors of Kavilco, Incorporated (the "Company"), for use at the annual meeting of stockholders being held November 1, 1997, and any adjournments thereof. Stockholders who execute and return proxies may revoke them at any time before voting by notifying Scott Burns, the Chief Financial Officer of the Company. The complete mailing address of the business office of the Company is Kavilco Incorporated, Suite 3010, 600 University Street, Seattle, Washington 98101. The approximate mailing date of these proxy materials being October 1, 1997, but proxies may also be solicited personally, by telephone, by employees, officers, and agents of the Company. All costs of solicitation of the proxies are borne by the Company.

Only stockholders of record at the close of business on October 1, 1997, are entitled to vote at the annual meeting. On that date, there were 11,596.83 shares of Class A (voting) stock of the Company outstanding. Each stockholder is entitled to one (1) vote for each share owned and may vote the total number of his/her shares for as many persons as there are directors being elected. Alternatively, stockholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, stockholders may allocate these votes on the same principle among any number of nominees. The management, as of October 1, 1997, knows of no person to be the beneficial owner of more than five percent (5%) of the outstanding stock of the Company.

                              ELECTION OF DIRECTORS

The Bylaws of the Company provide that the business of the Company is managed by a Board consisting of nine (9) directors. The Bylaws further provide for three
(3) year terms of office. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors:

                                 John Campbell
                                 Kenneth Gordon
                                 Louis Jones, Sr.

Outstanding Shares and Beneficial Ownership
-------------------------------------------

         On the Record Date, there were 11,596.83 shares of Class A Stock of the Company outstanding.

         The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A Stock as of October 1, 1997:

        Name           Age       Positions &      Term        Director         Principal        Amount & Nature of
                               Offices with the   Office as     Since        Occupation &           Beneficial
                                   Company        Director                 Employment During   Ownership/% of Class
                                                   Expires                  Past Five Years        A at 10/1/97
--------------------- ------- ------------------- ----------- ----------- -------------------- ----------------------
Louis A. Thompson      61     President/CEO       1998        1972        Field Operations     100            .86%
                              Chairman Director                           Manager in AK for
                                                                          Kavilco

Louis Jones, Sr.       59     Director/Vice       1997        1979        Dept. Of Marine      100            .86%
                              President                                   Hwy, St. of AK

John Campbell          28     Director/           1997        1994        Student              162           1.40%
                              Secretary                                   Self-employed

Dr. Jeane Breinig      42     Director            1999        1993        Univ. Of AK,         140           1.21%
                                                                          English Professor

Kenneth Gordon         37     Director            1997        1994        Self-employed        100            .86%

Ramona Hamar           54     Director            1999        1973        Dental Assist.       120           1.03%

Laird Jones            42     Director            1998        1994        Exec. Director,      100            .86%
                                                                          St. Of AK, Dept.
                                                                          of Fish & Game

Melanie Locklear       28     Director            1998        1997        Insructor            100            .86%

Rosemarie Trambitas    57     Director            1999        1978        Culinary             100            .86%

NEW BOARD MEMBER

Scott Burns            51     Chief Financial                             Chief Financial      -0-            -0-%
                              Officer                                     Officer for Kavilco

All Directors &                                                                                1,022         8.80%
Officers as a Group
(10 persons)

The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company.

The Company does not have an auditing, nominating or compensation committee.

The Board of Directors held five regular bimonthly meetings for the year ended December 31, 1996.

                     COMPENSATION OF OFFICERS AND DIRECTORS

All cash compensation paid by the Company for the year ended December 31, 1996, to each of the five most highly paid executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             Cash Compensation Table
                             ------------------------

                  (A)                  (B)                       (C)
         Name of Individual        Capacities                    Cash
         or Number in Group        Which Served              Compensation
         ------------------        ------------              ------------

         Louis A. Thompson         Chief Executive           $ 76,788.48
                                   Officer, President
                                   and Director

         Scott Burns               Chief Financial           $ 80,252.88
                                   Officer

         All the executive
         officer as a group
         (2 persons)                                         $157,041.36

                         Compensation Pursuant to Plans

The  Company  has  a  retirement  plan  for  its  employees  that  is a  defined
contribution  plan  with  annual   contribution   being  equal  to  20%  of  the
participant's salary.

                            Compensation of Directors

The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The approval of the selection of Price Waterhouse as independent public accountants of the Company voted on at the annual meeting. Shareholders are asked to approve this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Price Waterhouse as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. Price Waterhouse has acted as the Company's independent pubic accountants since March 18, 1988. No representative of Price Waterhouse is expected to be present at the annual meeting.

Professional services consisted of issuing an opinion on audited financial statements and assisting in SEC and tax matters.

                                  OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company's 1998 annual meeting must be received by the Company at its business office, One Union Square, Suite 3010, 600 University Street, Seattle, Washington 98101, on or before August 1, 1998.

                                              By Order of the Board of Directors


                                              /s/  Louis A. Thompson
                                                 -------------------
                                              Louis A. Thompson,
                                              President

Seattle, Washington
October 1, 1997

                                     SAMPLE
                                     ------

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                  TWENTY-FOURTH ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 1997

                                                       As to matters 1 and 2
                                   below, discretionary authority is hereby
                                   granted as to any such matter as to which no
                                   choice is indicated. Discretionary authority
                                   is hereby granted as to any other matters
                                   that may lawfully come before the meeting.
                                   Management knows of no other matters to be
Choose either (A) or (B).          considered by the Shareholders.

                                                CHECK BOX (A) OR (B)

                                   (1)  (A)  [ ] TO VOTE DISCRETIONARY for the
                                             election of three Nominees as set
                                             forth in the Board of Directors'
                                             Proxy Statement for the three-year
                                             terms ending in 2000. The
                                             undersigned hereby appoints Jeane
                                             Breinig, Ramona Hamar, and
                                             Rosemarie Trambitas, or any of
                                             them, Proxies for the undersigned
                                             to vote on their behalf.

If you choose (A) your shares
will be voted by the three
appointed Directors at their
discretion.

                                        (B)  [ ] TO VOTE DIRECTED in the manner
                                             set forth below for the election of
                                             the Nominees below for the Board of
                                             Directors of the Corporation for
                                             three-year terms ending in 2000.

If you choose (B) you need to
specify who the Directors will be voting for.

                                             Nominee      Number of Shares X 3
                                                          = Number of Votes Cast

                                             John Campbell          X 3
                                             Kenneth Gordon         X 3
                                             Louis Jones, Sr.       X 3

You must vote on item (2),
either FOR, AGAINST, or
ABSTAIN
                                        (2)  To  vote  on  the  selection  Price
                                             Waterhouse   as   the   independent
                                             public     accountants    of    the
                                             Corporation.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


                                             The foregoing proposals are made by
                                   the Board of Directors and the Proxy is
                                   solicited by the Board of Directors and will be voted as specified.

                                   PLEASE SIGN, DATE AND RETURN THIS PROXY
                                   PROMPTLY IN THE POSTAGE PAID ENVELOPE
                                   PROVIDED.

                                   Number of shares
                                                   ----------------
                                   Dated               , 1997
                                        ---------------
Complete all appropriate
information                        X
                                   --------------------------------------------
                                   Sign here as name appears of left.

                                   IMPORTANT: Executors, Administrators,
                                   Trustees, Guardians, should so indicate.

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                  TWENTY-FOURTH ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 1997

     As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

                              CHECK BOX (A) OR (B)
(1)
         (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2000. The undersigned hereby appoints Rosemarie Trambitas, Ramona Hamar, and Jeane Breinig, or any of them, Proxies for the undersigned to vote on their behalf.



         (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2000.


           Nominee                   Number of Shares X 3 = Number of Votes Cast
           ---------------------------------------------------------------------

           John Campbell                               X 3
                                     ------------------   ------------------
           Kenneth Gordon                              X 3
                                     ------------------   ------------------
           Louis Jones, Sr.                            X 3
                                     ------------------   ------------------

(2) To vote on the selection Price Waterhouse as the independent public accountants of the Corporation.

           FOR [   ]                AGAINST  [   ]             ABSTAIN  [   ]


     The foregoing proposals are made by the Board of Directors and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                   Number of shares                      Dated            , 1997
                                   ----------------------     ------------
                         X
Name:                    -------------------------------------------------------
CLASS:    # OF SHARES:   Sign here as name appears of left


                         IMPORTANT:  Executors,  Administrators, Trustees,
                                     Guardians, should so indicate.